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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004


                                    FORM 8-K


                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 8, 1996


                        Commission file number 1-977
                                               -----

                       WESTINGHOUSE ELECTRIC CORPORATION
                       ---------------------------------
                         (Exact name of registrant as
                           specified in its charter)


            PENNSYLVANIA                               25-0877540
            ------------                               ----------
      (State or other jurisdiction                  (I.R.S. Employer
          of incorporation)                      Identification Number)


 Westinghouse Building, 11 Stanwix Street, Pittsburgh, Pennsylvania 15222-1384
 -----------------------------------------------------------------------------
               (Address of principal executive offices; zip code)


                                 (412) 244-2000
                                 --------------
               (Registrant's Telephone No., including area code)
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Item 5.  Other Events
         ------------

         On February 8, 1996, the Registrant issued a press release concerning earnings for the quarter ended December 31, 1995. The Registrant has redefined certain segments for financial reporting purposes. In accordance with Accounting Principles Board Opinion No. 30, "Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business and Extraordinary, Unusual and Infrequently Occurring Events and Transactions," (APB 30), the Registrant has reclassified to Discontinued Operations the financial information for certain segments expected to be divested in early 1996. In connection with this action, the Registrant has realigned 1995 and 1994 results, by quarter, to allow comparisons between the segments. Total year 1993, 1992, and 1991 segment results have also been realigned. A copy of the realigned segment financial results for the periods is attached hereto as
Exhibit 99.1 and is incorporated herein in its entirety. Also, with the reclassification of certain segments into Discontinued Operations, the income statement for the Registrant has been restated for 1995 and 1994 results, by quarter, and total year 1993, 1992, and 1991. A copy of the restated condensed consolidated statement of income for these time periods is attached hereto as
Exhibit 99.2 and is incorporated herein in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         Exhibit No.

           99.1 1995 and 1994 Quarterly and Total Year 1993, 1992, and 1991 Segment Results aligned on the year-end 1995 segment basis is filed as Exhibit 99.1 to this Report.

           99.2 1995 and 1994 Quarterly and Total Year 1993, 1992, and 1991 Condensed Consolidated Statement of Income restated for the reclassification to Discontinued Operations of certain segments expected to be divested in early 1996 is filed as
                   Exhibit 99.2 to this Report.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WESTINGHOUSE ELECTRIC CORPORATION
                                              (Registrant)


                                    By: /s/ FREDRIC G. REYNOLDS
                                        -------------------------
                                        Fredric G. Reynolds
                                        Executive Vice President
                                        and Chief Financial Officer


Date:  February 8, 1996
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                     EXHIBIT INDEX
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Exhibit No.         Description
-----------         -----------
 99.1               1995 and 1994 Quarterly and
                    Total Year 1993, 1992, and 1991
                    Segment Results


 99.2               1995 and 1994 Quarterly and
                    Total Year 1993, 1992, and 1991
                    Condensed Consolidated Statement
                    of Income